UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2003

The TriZetto Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27501	33-0761159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California 92660

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (949) 719-2200

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On July 22, 2003, The TriZetto Group, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003	THE TRIZETTO GROUP, INC.

	By	/s/ James J. Sullivan

James J. Sullivan, Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit         No. Description

    99.1           Press release, dated July 22, 2003, issued by The TriZetto Group, Inc.